UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 11, 2024

TruGolf Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-40970	85-3269086
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

60 North 1400 West Centerville, Utah	84014
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (801) 298-1997

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, $0.0001 par value per share	TRUG	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On March 11, 2024, TruGolf Holdings, Inc. (the “Company”) held a special meeting of stockholders (the “Meeting”), at which the Company’s stockholder of record voted on the proposals set forth below, each of which is described in detail in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 26, 2024 (the “Proxy Statement”), which was first mailed by the Company to its stockholders on or about February 26, 2024.

As of February 15, 2024, the record date for the Meeting, there were 13,255,112 shares of common stock outstanding, of which 11,538,252 shares are Class A common stock, par value $0.0001 per share (the “Class A Common Stock”), and 1,716,860 shares are Class B common stock, par value $0.0001 per share (the “Class B Common Stock” and together with the Class A Common Stock, the “Common Stock”). Each share of Class A Common Stock and Class B Common Stock is entitled to vote at the Meeting, and the shares of Class B Common Stock are entitled to 25 votes per share. A total of 50,256,484 shares of the Common Stock eligible to vote, representing approximately 92.3% of the voting power of issued and outstanding shares of the Common Stock, were present in person by virtual attendance or represented by proxy at the Meeting, constituting a quorum for the Meeting. The final voting results for each proposal submitted to the stockholders of record of the Company at the Meeting are included below.

Each of the proposals described below was approved by the Company’s stockholders of record.

Set forth below are the final voting results for the proposals:

Proposal 1:

To approve, for purposes of complying with Nasdaq Listing Rule 5635(d), our issuance of all of the shares of our Class A common stock upon conversion of the PIPE Convertible Notes (as defined in the Proxy Statement) and upon exercise of the PIPE Warrants (as defined in the Proxy Statement), without regard to any limitations on conversion or exercise set forth in the PIPE Convertible Notes or PIPE Warrants, respectively, and assuming all Additional Notes (as defined in the Proxy Statement) have been issued and all adjustments with respect to such issuances shall have been made to the PIPE Convertible Notes and PIPE Warrants, as applicable.

For	Against	Abstentions
50,234,375	22,106.00	3

Proposal 2:

To approve an adjournment of the Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of Proposal 1.

For	Against	Abstentions
50,254,113	2,212	152

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 11, 2024	TRUGOLF HOLDINGS, INC.

	By:	/s/ Lindsay Jones
	Name:	Lindsay Jones
	Title:	Chief Financial Officer